EXHIBIT 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas A. Pitler certify that:

1.	I have reviewed this annual report on Form 10-K/A of Neurogen Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Neurogen Corporation

Date: April 30, 2009	By:	/s/ Thomas A. Pitler
Name: Thomas A. Pitler
Title: Senior Vice President and Cheif Business and Financial Officer